Luxfer Announces the Strategic Acquisition of
Structural Composites Industries (SCI)

•Broadens product portfolio in alternative fuels and aerospace
•Significant cost synergies and provides growth capacity for CNG and Hydrogen
•Expected to be accretive to Adjusted EPS in 2022; dilutive in 2021

MANCHESTER, UK (BUSINESS WIRE) – March 15, 2021 — Luxfer Holdings PLC (NYSE: LXFR), a global manufacturer of highly-engineered materials, today announced it has acquired the Structural Composites Industries (“SCI”) business of Worthington Industries, Inc. (NYSE: WOR) for $20 million in cash.

SCI strengthens Luxfer’s composite cylinder offering and aligns with recent investments to enhance its alternative fuel capabilities to capitalize on the growing compressed natural gas (CNG) and Hydrogen opportunities. The SCI team will join the Luxfer Gas Cylinders team located in Riverside, CA, and complements Luxfer’s additional locations in Nottingham, UK, Calgary, Canada and Shanghai, China. SCI will become an integral part of Luxfer’s Gas Cylinders and all SCI products will transition to the Luxfer brand name.

“We welcome the SCI employees to the Luxfer team. The addition of SCI significantly enhances our product offering and fortifies our capabilities in alternative fuels and aerospace applications. The newly combined business will result in higher levels of innovation, expanded manufacturing capacity and enhanced service offerings to our customers worldwide.,” said Alok Maskara, Luxfer Chief Executive Officer. “With the recently announced intent to divest the majority of our Aluminum operations and today’s announcement, we are continuing to actively reshape our portfolio and opening new avenues of growth.”

Compelling Strategic and Financial Benefits

•Expands capabilities within higher growth alternative fuel markets. The acquisition expands Luxfer’s capabilities in alternative fuels and creates capacity for faster growth in CNG and Hydrogen. The SCI technology includes solutions for storing and transporting hydrogen, a strategic focus area for Luxfer.

•Broadens portfolio and creates market expansion opportunities to better serve our customers. The acquisition strengthens Luxfer’s composite cylinder capabilities by broadening its portfolio of lightweight, high-pressure gas cylinders and systems in several key markets including alternative fuels, life support, aerospace and defense.

•Adds global customer relationships and strong innovation capability. The acquisition will enhance Luxfer’s key account management program by expanding the relationship at some large customers while providing complementary technology and resources to accelerate research and new product development.

•Expected to be accretive to Adjusted EPS in 2022 with significant cost and revenue synergies. SCI will be part of Luxfer Gas Cylinders business unit headquartered with its largest manufacturing facility in Riverside, California, about 25 miles from SCI’s Pomona operations. Luxfer expects to generate significant cost synergies and growth opportunities within the first three years.

“The Luxfer Gas Cylinders brand and product offering is synonymous with quality, reliability and innovation, and the acquisition of SCI will further strengthen our reputation,” stated Andy Butcher, President of Luxfer Gas Cylinders. “We look forward to providing our customers with an expanded portfolio of innovative solutions, technical expertise and the highest levels of service and support that they have come to expect from Luxfer, the world’s leading provider of high-pressure carbon composite cylinders.”

About Luxfer
Luxfer is a global manufacturer of highly-engineered industrial materials, which focuses on value creation by using its broad array of technical knowhow and proprietary technologies. Luxfer’s high-performance materials, components and high-pressure gas containment devices are used in defense and emergency response, healthcare, transportation and general industrial applications. For more information, visit www.luxfer.com.

About Luxfer Gas Cylinders
Luxfer Gas Cylinders is the world’s largest manufacturer of light weight, high-pressure gas cylinders. With more than 70 million Luxfer cylinders in service around the world, Luxfer Gas Cylinders has an exemplary record for dependability and safety. Luxfer cylinders are used in a variety of applications, including firefighter and first-responder life support, medical, fire extinguishers, alternative fuel, specialty gas, beverage, aerospace, inflation and SCUBA. An operating company of Luxfer Holdings PLC), Luxfer Gas Cylinders is based in Riverside, California and has manufacturing facilities in the U.S., England, Canada, and China. For more information, visit www.luxfercylinders.com.

About Structural Composites Industries
Structural Composites was founded in 1971 as a spin off from Aerojet and became one of the world's first producers of DOT approved composite cylinders for commercial, military, and aerospace applications. Today, the business employees over 130 people in its Pomona, CA location, and supplies customers with high pressure cylinders around the world, for applications including Alternative Fuels (for hydrogen and compressed natural gas storage and transportation) and Life Support (for firefighters breathing apparatus, emergency escape equipment, and medical oxygen).

Press and Investor Contacts
investor.relations@luxfer.com

Forward-Looking Statements
This release contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. Examples of such forward-looking statements include but are not limited to: (i) statements regarding the Company’s results of operations and financial condition; (ii) statements of plans, objectives or goals of the Company or its management, including those related to financing, products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “forecasts” and “plans,” and similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks exist that the predictions, forecasts, projections and other forward-looking statements will not be achieved. The Company cautions that several important factors could cause actual results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements. These factors include, but are not limited to: (i) lower than expected future sales; (ii) increasing competitive industry pressures; (iii) general economic conditions or conditions affecting demand for the products and services the Company offers, both domestically and internationally, including as a result of the Brexit referendum being less favorable than expected; (iv) worldwide economic and business conditions and conditions in the industries in which we operate; (v) fluctuations in the cost of raw materials, utilities and other inputs; (vi) currency fluctuations and hedging risks; (vii) our ability to protect our intellectual property; (viii) the significant amount of indebtedness we have incurred and may incur and the obligations to service such indebtedness and to comply with the covenants contained therein; (ix) our ability to remediate the material weakness in our internal controls over financial reporting; and (x) risks related to the impact of the global COVID-19 pandemic, such as the scope and duration of the outbreak, government actions and restrictive measures implemented in response, supply chain disruptions and other impacts to the business, and the Company’s ability to execute business continuity plans, as a result of the COVID-19 pandemic. The Company cautions that the foregoing list of important factors is not exhaustive. These factors are more fully discussed in the sections entitled “Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the U.S. Securities and Exchange Commission on March 2, 2021. When relying on forward-looking statements to make decisions with respect to the Company, investors and others should carefully consider the foregoing factors and other uncertainties and events. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update or revise any of them, whether because of new information, future events or otherwise.